================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07657

                      Oppenheimer Developing Markets Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 05/31/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

                                                              Shares          Value
-----------------------------------------------------------------------------------
COMMON STOCKS-96.6%
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY-8.8%
-----------------------------------------------------------------------------------
AUTOMOBILES-0.8%
PT Astra International Tbk                                27,579,000   $189,826,753
-----------------------------------------------------------------------------------
DISTRIBUTORS-0.7%
CFAO(1),(2)                                                4,062,140    167,014,938
-----------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES-1.7%
Ambow Education Holding Ltd., ADR(1),(2)                   2,272,028     13,813,930
-----------------------------------------------------------------------------------
Anhanguera Educacional Participacoes SA                    4,815,067    102,725,498
-----------------------------------------------------------------------------------
Estacio Participacoes SA(1)                               10,069,900    147,370,617
-----------------------------------------------------------------------------------
Kroton Educacional SA(2)                                     504,900      6,560,260
-----------------------------------------------------------------------------------
MegaStudy Co. Ltd.(1)                                        499,330     73,524,104
-----------------------------------------------------------------------------------
New Oriental Education & Technology Group, Inc.,
Sponsored ADR(2)                                             641,750     74,327,485
-----------------------------------------------------------------------------------
Zee Learn Ltd.(2)                                          4,901,274      2,410,106
                                                                      -------------
                                                                        420,732,000
-----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE-0.8%
Ctrip.com International Ltd., ADR(2)                       2,371,819    106,731,855
-----------------------------------------------------------------------------------
Jollibee Foods Corp.                                      43,511,793     85,545,030
                                                                      -------------
                                                                        192,276,885
-----------------------------------------------------------------------------------
HOUSEHOLD DURABLES-0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes    8,929,000     95,585,999
-----------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL-0.9%
B2W Companhia Global do Varejo(1)                         10,567,700    149,967,234
-----------------------------------------------------------------------------------
B2W Companhia Global do Varejo, Subscription
 Receipts(1),(2)                                           4,541,758     63,905,579
                                                                      -------------
                                                                        213,872,813
-----------------------------------------------------------------------------------
MEDIA-2.1%
Grupo Televisa SA, Sponsored GDR(2)                       10,044,453    236,345,979
-----------------------------------------------------------------------------------
IBN18 Broadcast Ltd.(2)                                    6,082,003     11,956,074
-----------------------------------------------------------------------------------
Network 18 Media
 & Investments Ltd.(2)                                       440,189      1,524,953
-----------------------------------------------------------------------------------
Television Eighteen
India Ltd.(2)                                              8,133,146     13,758,369
-----------------------------------------------------------------------------------
Zee Entertainment
Enterprises Ltd.(1)                                       75,735,589    230,510,584
                                                                      -------------
                                                                        494,095,959
-----------------------------------------------------------------------------------
MULTILINE RETAIL-0.9%
Lojas Americanas
SA, Preference(1)                                         22,600,084    224,174,498
-----------------------------------------------------------------------------------
TEXTILES, APPAREL
& LUXURY GOODS-0.5%
Li Ning Co. Ltd.(1)                                       66,944,500    116,272,578
-----------------------------------------------------------------------------------
CONSUMER STAPLES-24.2%
-----------------------------------------------------------------------------------
BEVERAGES-9.5%
Anadolu Efes Biracilik
 ve Malt Sanayii AS                                        5,555,031     77,097,614
-----------------------------------------------------------------------------------

Carlsberg AS, Cl. B                                        4,148,683    479,727,637
-----------------------------------------------------------------------------------
Companhia de
Bebidas das Americas,
Sponsored ADR, Preference                                  7,512,600    236,947,404
-----------------------------------------------------------------------------------
East African Breweries Ltd.                                7,528,848     18,296,852
-----------------------------------------------------------------------------------
Fomento Economico
 Mexicano SA de
CV, Sponsored ADR                                          8,034,229    497,559,802
-----------------------------------------------------------------------------------
Fomento Economico
Mexicano SA de CV, UBD                                    56,340,882    348,243,001
-----------------------------------------------------------------------------------
Grupo Modelo SA
de CV, Series C(1)                                        27,705,533    174,627,797
-----------------------------------------------------------------------------------

                    1 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31,2011 (Unaudited)


                                                            Shares           Value
----------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
----------------------------------------------------------------------------------
BEVERAGES CONTINUED
----------------------------------------------------------------------------------
Nigerian Breweries plc                                 107,739,739    $ 61,336,196
----------------------------------------------------------------------------------
SABMiller plc                                           10,531,654     389,717,975
                                                                     -------------
                                                                     2,283,554,278
----------------------------------------------------------------------------------
FOOD & STAPLES
RETAILING-8.8%
Almacenes Exito SA                                       1,897,530      28,042,212
----------------------------------------------------------------------------------
Almacenes Exito SA, GDR(3)                               2,850,361      41,280,923
----------------------------------------------------------------------------------
BIM Birlesik Magazalar AS                                4,342,809     137,417,748
----------------------------------------------------------------------------------
Cencosud SA                                             16,645,654     126,762,644
----------------------------------------------------------------------------------
China Resources
Enterprise Ltd.                                         33,033,000     132,304,442
----------------------------------------------------------------------------------
Companhia Brasileira
de Distribuicao
Grupo Pao de Acucar,
 Sponsored ADR(1)                                        8,183,566     332,334,615
----------------------------------------------------------------------------------
CP ALL PCL                                               9,393,500      13,795,734
----------------------------------------------------------------------------------
Dairy Farm International
Holdings Ltd.                                            7,254,830      65,003,277
----------------------------------------------------------------------------------
Magnit                                                   3,447,631     484,348,524
----------------------------------------------------------------------------------
Shinsegae Co. Ltd.                                       1,743,705     436,269,610
----------------------------------------------------------------------------------
Wal-Mart de Mexico
 SAB de CV, Series V                                   105,584,308     320,644,507
                                                                     -------------
                                                                     2,118,204,236
----------------------------------------------------------------------------------
FOOD PRODUCTS-1.3%
Tingyi Holding Corp.
(Cayman Islands)                                        80,232,000     245,007,618
----------------------------------------------------------------------------------
Want Want China
Holdings Ltd.                                           62,925,000      60,276,476
----------------------------------------------------------------------------------
                                                                       305,284,094
                                                                     -------------
HOUSEHOLD PRODUCTS-1.9%
Hindustan Unilever Ltd.                                 51,362,352     347,261,723
----------------------------------------------------------------------------------
Unilever Indonesia Tbk                                  62,595,500     107,803,157
                                                                     -------------
                                                                       455,064,880
----------------------------------------------------------------------------------
PERSONAL PRODUCTS-2.6%
Colgate-Palmolive
(India) Ltd.(1)                                          7,181,732     142,478,739
----------------------------------------------------------------------------------
Dabur India Ltd.                                        30,287,035      79,071,047
----------------------------------------------------------------------------------
Godrej Consumer
Products Ltd.                                            3,018,807      28,123,928
----------------------------------------------------------------------------------
Marico Ltd.                                             30,123,895     100,245,796
----------------------------------------------------------------------------------
Natura Cosmeticos SA                                     8,838,200     235,386,572
----------------------------------------------------------------------------------
Oriflame Cosmetics SA                                    1,033,472      55,146,685
                                                                     -------------
                                                                       640,452,767
----------------------------------------------------------------------------------
TOBACCO-0.1%
Eastern Tobacco Co.                                      1,008,380      17,336,941
----------------------------------------------------------------------------------
ENERGY-11.8%
----------------------------------------------------------------------------------
ENERGY EQUIPMENT
& SERVICES-1.6%
Eurasia Drilling Co.
 Ltd., GDR                                               1,514,601      47,655,815
----------------------------------------------------------------------------------
Eurasia Drilling Co.
Ltd., GDR(3)                                               149,700       4,710,201
----------------------------------------------------------------------------------
Tenaris SA, ADR                                          6,607,022     321,695,901
                                                                     -------------
                                                                       374,061,917
----------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE
FUELS-10.2%
Cairn Energy plc(2)                                     35,855,994     260,234,653
----------------------------------------------------------------------------------
China Shenhua
Energy Co. Ltd.                                         60,804,000     302,169,068
----------------------------------------------------------------------------------
CNOOC Ltd.                                             175,384,000     443,656,089
----------------------------------------------------------------------------------
DNO International ASA(1),(2)                            38,074,366      53,635,738
----------------------------------------------------------------------------------

                    2 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

                                                                            Shares               Value
------------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
------------------------------------------------------------------------------------------------------
NovaTek OAO, Sponsored GDR(3)                                            1,057,839     $   144,077,672
------------------------------------------------------------------------------------------------------
NovaTek OAO, Sponsored GDR                                               2,574,734         350,678,771
------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Sponsored ADR                                   17,093,100         534,330,306
------------------------------------------------------------------------------------------------------
Tullow Oil plc                                                          16,597,367         369,836,926
                                                                                          ------------
                                                                                         2,458,619,223
------------------------------------------------------------------------------------------------------
FINANCIALS-16.4%
------------------------------------------------------------------------------------------------------
CAPITAL MARKETS-0.3%
Egyptian Financial Group-Hermes Holding SAE                             18,074,296          69,322,317
------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS-6.8%
Banco Davivienda SA                                                      2,098,070          25,981,643
------------------------------------------------------------------------------------------------------
Banco Santander Chile SA                                               951,207,861          82,976,183
------------------------------------------------------------------------------------------------------
Bancolombia SA, Sponsored ADR                                            2,248,695         149,875,522
------------------------------------------------------------------------------------------------------
Commercial International Bank                                           19,713,854         105,204,697
------------------------------------------------------------------------------------------------------
Credicorp Ltd.                                                           1,294,190         131,192,040
------------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV                                       26,379,161         137,396,218
------------------------------------------------------------------------------------------------------
HDFC Bank Ltd., ADR                                                      1,326,227         215,949,542
------------------------------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                                           4,732,950         225,714,386
------------------------------------------------------------------------------------------------------
PT Bank Central Asia Tbk                                                78,656,600          65,428,137
------------------------------------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd.                                    36,625,400         139,007,294
------------------------------------------------------------------------------------------------------
Standard Bank Group Ltd.                                                16,577,511         249,501,843
------------------------------------------------------------------------------------------------------
Turkiye Garanti Bankasi AS                                              24,443,687         109,050,441
                                                                                       ---------------
                                                                                         1,637,277,946
------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-3.8%
BM&F BOVESPA SA                                                         65,297,398         467,666,359
------------------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS                                            47,953,132         211,529,214
------------------------------------------------------------------------------------------------------
Hong Kong Exchanges & Clearing Ltd.                                      9,712,200         217,662,373
------------------------------------------------------------------------------------------------------
JSE Ltd.                                                                 1,389,475          14,261,279
                                                                                       ---------------
                                                                                           911,119,225
------------------------------------------------------------------------------------------------------
INSURANCE-0.9%
AIA Group Ltd.(2)                                                       63,620,400         224,546,919
------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-2.9%
Hang Lung Group Ltd.                                                    19,209,750         124,931,314
------------------------------------------------------------------------------------------------------
Hang Lung Properties Ltd.                                               31,007,881         129,177,078
------------------------------------------------------------------------------------------------------
Medinet Nasr for Housing & Development Co.(2)                               50,544             191,815
------------------------------------------------------------------------------------------------------
Multiplan Empreendimentos Imobiliarios SA                                4,807,200         111,393,587
------------------------------------------------------------------------------------------------------
SM Prime Holdings, Inc.(1)                                           1,178,547,358         325,830,476
                                                                                       ---------------
                                                                                           691,524,270
------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-1.7%
Housing Development Finance Corp. Ltd.                                  26,300,608         399,399,065
------------------------------------------------------------------------------------------------------
HEALTH CARE-1.8%
------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES-0.7%
Diagnosticos da America                                                 11,813,400         166,596,831
------------------------------------------------------------------------------------------------------
PHARMACEUTICALS-1.1%
Cipla Ltd.                                                              12,826,053          92,839,041
------------------------------------------------------------------------------------------------------
PT Kalbe Farma Tbk                                                      30,383,500          12,725,794
------------------------------------------------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.                                      15,905,143         168,584,982
                                                                                       ---------------
                                                                                           274,149,817

                    3 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

                                                                                    Shares               Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------------------------------------
INDUSTRIALS-3.8%
--------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.2%
Embraer SA, ADR(1)                                                               8,802,587     $   284,235,534
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-1.5%
Enka Insaat ve Sanayi AS                                                        65,151,001         235,955,253
--------------------------------------------------------------------------------------------------------------
SM Investments Corp.                                                             9,836,380         123,238,973
                                                                                               ---------------
                                                                                                   359,194,226
--------------------------------------------------------------------------------------------------------------
MACHINERY-0.2%
Jain Irrigation Systems Ltd.                                                     5,190,486          19,364,217
--------------------------------------------------------------------------------------------------------------
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares(1),(2)                       46,991,029          27,348,779
                                                                                               ---------------
                                                                                                    46,712,996
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE-0.9%
DP World Ltd.                                                                   17,083,964         229,779,316
--------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-15.5%
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-2.0%
High Tech Computer Corp.                                                        11,214,740         479,337,289
--------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-0.5%
Synnex Technology International Corp.                                           52,463,174         123,207,998
--------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-5.0%
Baidu, Inc., ADR(2)                                                                521,060          70,713,053
--------------------------------------------------------------------------------------------------------------
Netease.com, Inc., ADR(2)                                                        2,258,557         104,187,234
--------------------------------------------------------------------------------------------------------------
NHN Corp.(1),(2)                                                                 3,987,501         709,447,428
--------------------------------------------------------------------------------------------------------------
Tencent Holdings Ltd.                                                           10,140,200         291,793,061
--------------------------------------------------------------------------------------------------------------
Yandex NV, Cl. A(2)                                                              1,004,550          33,602,198
                                                                                               ---------------
                                                                                                 1,209,742,974
--------------------------------------------------------------------------------------------------------------
IT SERVICES-5.1%
Infosys Technologies Ltd.                                                       15,346,690         949,062,204
--------------------------------------------------------------------------------------------------------------
Tata Consultancy Services Ltd.                                                  11,083,042         284,709,558
                                                                                               ---------------
                                                                                                 1,233,771,762
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-2.9%
Epistar Corp.(1)                                                                84,248,000         280,208,386
--------------------------------------------------------------------------------------------------------------
MediaTek, Inc.                                                                  11,305,567         126,244,249
--------------------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.                                    104,169,429         278,807,803
                                                                                               ---------------
                                                                                                   685,260,438
--------------------------------------------------------------------------------------------------------------
MATERIALS-6.8%
--------------------------------------------------------------------------------------------------------------
CHEMICALS-0.4%
Asian Paints Ltd.                                                                1,214,651          84,493,006
--------------------------------------------------------------------------------------------------------------
METALS & MINING-6.4%
Anglo American Platinum Ltd.                                                     3,401,202         326,780,611
--------------------------------------------------------------------------------------------------------------
Anglo American plc                                                               6,328,757         315,448,819
--------------------------------------------------------------------------------------------------------------
Antofagasta plc                                                                  2,586,370          56,543,605
--------------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                                   18,394,873         513,702,751
--------------------------------------------------------------------------------------------------------------
Vale SA, Sponsored ADR, Preference                                              11,121,280         325,853,504
                                                                                               ---------------
                                                                                                 1,538,329,290
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-7.5%
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES-0.5%
PT Telekomunikasi Indonesia Tbk                                                124,771,900         112,558,565

                    4 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

                                                                                 Shares                   Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
---------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-7.0%
America Movil SAB de CV, ADR, Series L                                      17,796,236         $    937,861,637
---------------------------------------------------------------------------------------------------------------
MTN Group Ltd.                                                              18,645,362              398,047,480
---------------------------------------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.                                       1,996,120              108,217,837
---------------------------------------------------------------------------------------------------------------
VimpleCom Ltd., Sponsored ADR                                               17,390,850              244,863,166
                                                                                               ----------------
                                                                                                  1,688,990,120
                                                                                               ----------------
Total Common Stocks (Cost $17,318,022,645)                                                       23,215,980,663

---------------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES-0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts.(3)
(Cost $15,592,839)                                                           3,274,261               16,212,360

---------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%(1),(4)
(Cost $699,094,102)                                                        699,094,102              699,094,102
---------------------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $18,032,709,586)                                99.6%          23,931,287,125
---------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    0.4               89,218,603
                                                                           ------------------------------------
Net Assets                                                                       100.0%        $ 24,020,505,728
                                                                           ====================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

----------
1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:


                                                               SHARES          GROSS               GROSS           SHARES
                                                      AUGUST 31, 2010      ADDITIONS          REDUCTIONS     MAY 31, 2011
-------------------------------------------------------------------------------------------------------------------------
Ambow Education Holding Ltd., ADR(a)                        2,071,070        328,667             127,709        2,272,028
B2W Compania Global do Varejo                               5,465,900      5,101,800                   -       10,567,700
B2W Compania Global do Varejo, Subscription Receipts                -      4,541,758                   -        4,541,758
CFAO                                                        2,709,351      1,413,102              60,313        4,062,140
Colgate-Palmolive (India) Ltd.                              2,205,211      4,976,521                   -        7,181,732
Companhia Brasileira de Distribuicao
 Groupo Pao de Acucar, Sponsored ADR                                -      8,183,566                   -        8,183,566
DNO International ASA (a)                                  39,239,244     20,003,122          21,168,000       38,074,366
Embraer SA, ADR (a)                                                 -      9,856,107(b)        1,053,520        8,802,587
Epistar Corp.                                              59,037,000     28,405,000           3,194,000       84,248,000
Estacio Participacoes SA                                    1,253,900      8,816,000                   -       10,069,900
Grupo Modelo SA de CV, Series C (a)                        29,723,291     10,783,721          12,801,479       27,705,533
Li Ning Co. Ltd.                                                    -     66,944,500                   -       66,944,500
Lojas Americanas SA, Preference (a)                        24,907,400      5,670,884(b)        7,978,200       22,600,084
MegaStudy Co. Ltd.                                            450,481         48,849                   -          499,330
NHN Corp.                                                   2,477,048      1,569,022              58,569        3,987,501
Oppenheimer Institutional Money
 Market Fund, Cl. E                                       376,395,470  4,181,477,002       3,858,778,370      699,094,102
SARE Holding SA de CV, Cl. B                               36,930,070     18,214,770          55,144,840                -
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares         41,264,662      5,726,367                   -       46,991,029
SM Prime Holdings, Inc                                    967,445,737    211,101,621                   -    1,178,547,358
Sohu.com, Inc.                                              2,315,490        392,836           2,708,326                -
Zee Entertainment Enterprises Ltd.                         19,326,059     56,409,555(b)               25       75,735,589

                     5 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)


                                                                                                                    REALIZED
                                                                                     VALUE            INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Ambow Education Holding Ltd., ADR (a)                                       $            -  (c)  $         -    $    187,594
B2W Compania Global do Varejo                                                  149,967,234           321,319               -
B2W Compania Global do Varejo, Subscription Receipts                            63,905,579                 -               -
CFAO                                                                           167,014,938                 -        (331,947)
Colgate-Palmolive (India) Ltd.                                                 142,478,739         1,531,269               -
Companhia Brasileira de Distribuicao Groupo Pao de Acucar, Sponsored ADR       332,334,615         2,161,468               -
DNO International ASA (a)                                                                -  (c)            -      (1,196,192)
Embraer SA, ADR (a)                                                                      -  (c)    4,841,830     (13,084,268)
Epistar Corp.                                                                  280,208,386                 -        (943,004)
Estacio Participacoes SA                                                       147,370,617         2,623,246               -
Grupo Modelo SA de CV, Series C (a)                                                      -  (c)    6,040,505       4,377,025
Li Ning Co. Ltd.                                                               116,272,578         2,055,817               -
Lojas Americanas SA, Preference (a)                                                      -  (c)    1,127,138      17,852,698
MegaStudy Co. Ltd.                                                              73,524,104           775,501               -
NHN Corp.                                                                      709,447,428                 -        (285,398)
Oppenheimer Institutional Money Market Fund, Cl. E                             699,094,102         1,072,841               -
SARE Holding SA de CV, Cl. B                                                             -                 -     (22,578,627)
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares                              27,348,779                 -               -
SM Prime Holdings, Inc                                                         325,830,476         5,509,774               -
Sohu.com, Inc.                                                                           -                 -      79,398,721
Zee Entertainment Enterprises Ltd.                                             230,510,584           874,482              40
                                                                            -------------------------------------------------
                                                                            $3,465,308,159       $28,935,190    $ 63,396,642
                                                                            =================================================


----------
a.   No longer an affiliate as of May 31, 2011.

b.   All or a portion is the result of a corporate action.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2.   Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $206,281,156 or 0.86% of the Fund's net assets as of May 31, 2011.

4.   Rate shown is the 7-day yield as of May 31, 2011.

                    6 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of May 31, 2011 based on valuation input level:

                                                               LEVEL 2-
                                             LEVEL 1-             OTHER          LEVEL 3-
                                           UNADJUSTED       SIGNIFICANT       SIGNIFICANT
                                               QUOTED        OBSERVABLE      UNOBSERVABLE
                                               PRICES            INPUTS            INPUTS              VALUE
------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary                $ 1,997,579,845    $  116,272,578     $          -    $ 2,113,852,423
 Consumer Staples                        5,287,199,978        96,427,608      436,269,610      5,819,897,196
 Energy                                  1,913,186,371       919,494,769                -      2,832,681,140
 Financials                              3,808,066,613       125,123,129                -      3,933,189,742
 Health Care                               440,746,648                 -                -        440,746,648
 Industrials                               919,922,072                 -                -        919,922,072
 Information Technology                  2,971,774,786       759,545,675                -      3,731,320,461
 Materials                                 782,338,934       840,483,362                -      1,622,822,296
 Telecommunication Services              1,295,283,368       506,265,317                -      1,801,548,685
Structured Securities                                -        16,212,360                -         16,212,360
Investment Company                         699,094,102                 -                -        699,094,102
                                       ---------------------------------------------------------------------
Total Assets                           $20,115,192,717    $3,379,824,798     $436,269,610    $23,931,287,125
                                       ---------------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts    $             -    $         (221)    $          -    $          (221)
                                       ---------------------------------------------------------------------
Total Liabilities                      $             -    $         (221)    $          -    $          (221)
                                       ---------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

                    7 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS INTO        TRANSFERS OUT     TRANSFERS INTO       TRANSFERS OUT        TRANSFERS
                                    LEVEL 1(a)           OF LEVEL 1         LEVEL 2(b)       OF LEVEL 2(a)     INTO LEVEL 3
----------------------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary        $    82,142,746    $  (193,196,579)(c)   $             -    $   (82,142,746)    $ 193,196,579(c)
 Consumer Staples                   85,489,569                  -                     -        (85,489,569)                -
 Energy                            218,063,373                  -                     -       (218,063,373)                -
 Financials                        279,020,733        (66,513,755)(b)        66,513,755       (279,020,733)                -
 Information Technology            214,355,169       (285,716,867)(b)       285,716,867       (214,355,169)                -
 Materials                         311,493,604       (264,574,538)(b)       264,574,538       (311,493,604)                -
 Telecommunication Services                  -       (247,604,353)(b)       247,604,353                  -                 -
                               ---------------------------------------------------------------------------------------------
Total Assets                   $ 1,190,565,194    $(1,057,606,092)      $   864,409,513    $(1,190,565,194)    $ 193,196,579
                               ---------------------------------------------------------------------------------------------

----------
a. Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

b. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

c. Transferred from Level 1 to Level 3 because of the lack of observable market data due to the decrease in market activity for these securities.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                        VALUE     PERCENT
------------------------------------------------------------
Brazil                           $ 3,485,034,397        14.6%
India                              3,397,457,320        14.2
Mexico                             2,652,678,941        11.1
South Africa                       1,502,293,964         6.3
United Kingdom                     1,391,781,978         5.8
Taiwan                             1,287,805,725         5.4
Russia                             1,276,334,149         5.3
Hong Kong                          1,272,278,215         5.3
Korea, Republic of South           1,219,241,142         5.1
Cayman Islands                       786,028,451         3.3
Turkey                               771,050,270         3.2

                    8 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

GEOGRAPHIC HOLDINGS                        VALUE     PERCENT
------------------------------------------------------------
United States                        699,094,102         2.9
Philippines                          642,832,316         2.7
China                                626,612,686         2.6
Indonesia                            488,342,406         2.0
Denmark                              479,727,637         2.0
Luxembourg                           376,842,586         1.6
Colombia                             245,180,300         1.0
United Arab Emirates                 229,779,316         1.0
Chile                                209,738,827         0.9
Egypt                                192,055,770         0.8
France                               167,014,938         0.7
Thailand                             152,803,028         0.6
Peru                                 131,192,040         0.5
Bermuda                               65,003,277         0.3
Nigeria                               61,336,196         0.3
Norway                                53,635,738         0.2
The Netherlands                       33,602,198         0.1
Kenya                                 18,296,852         0.1
Vietnam                               16,212,360         0.1
                                 ---------------------------
Total                            $23,931,287,125       100.0%
                                 ===========================

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 31, 2011 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT               CONTRACT AMOUNT       EXPIRATION                 UNREALIZED
DESCRIPTION               BUY/SELL          (000'S)             DATE      VALUE    DEPRECIATION
-----------------------------------------------------------------------------------------------
BROWN BROTHERS HARRIMAN
Hong Kong Dollar (HKD)    Sell                7,040  HKD      6/1/11   $905,149   $         221

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

                    9 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated

                    10 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

                    11 | OPPENHEIMER DEVELOPING MARKETS FUND

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS May 31, 2011 (Unaudited)

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended May 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $109,911,607 and $49,930,611, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities           $18,116,833,221
Federal tax cost of other investments          6,901,674
                                         ---------------
Total federal tax cost                   $18,123,734,895
                                         ===============

Gross unrealized appreciation            $ 5,970,653,904
Gross unrealized depreciation               (171,132,383)
                                         ---------------
Net unrealized appreciation              $ 5,799,521,521
                                         ===============

                    12 | OPPENHEIMER DEVELOPING MARKETS FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 07/12/2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 07/12/2011

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 07/12/2011